UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2017

CESCA THERAPEUTICS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-82900	94-3018487
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2711 Citrus Road, Rancho Cordova, California	95742
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 753-0624

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

          Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02        Unregistered Sales of Equity Securities.

As further described in Item 5.02 below, on December 29, 2017, ThermoGenesis Corp., a majority owned subsidiary of Cesca Therapeutics Inc. (the “Company”), issued options to purchase an aggregate of 280,000 shares of ThermoGenesis Corp. common stock under a newly adopted ThermoGenesis Corp. 2017 Equity Incentive Plan. Such options, together with the shares issuable thereunder, were issued by ThermoGenesis Corp. under the exemption from registration provided by Rule 701 promulgated under the Securities Act of 1933, as amended, as the option grants were made to employees, directors, consultants, and advisors of ThermoGenesis Corp. under a written compensatory benefit plan established by Thermogenesis Corp., and the option grants otherwise met the conditions of Rule 701. The disclosure provided in Item 5.02 of this Report is hereby incorporated by reference into this Item 3.02.

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Issuance of Stock Options

On December 29, 2017, the Board of Directors of the Company approved the issuance of previously authorized common stock options to Dr. Xiaochun (Chris) Xu, the Company’s Chairman, President, and Chief Executive Officer, and Vivian Liu, the Company’s Chief Operating Officer. The option grants to Dr. Xu and Ms. Liu were authorized by Dr. Xu’s Executive Employment Agreement, dated November 13, 2017, and Ms. Liu’s Amendment No. 1 to Executive Employment Agreement, dated November 13, 2017, respectively. Such agreements, together with the option grants, were described in the Form 8-K filed by the Company on November 15, 2017. As further described in such prior Form 8-K, the options have an exercise price of $3.00 per share, expire 10 years from the date of grant, and vest in 20% increments over a period of five years. The options were granted under the Company’s 2016 Equity Incentive Plan, as amended, and the options will terminate without vesting if the November 2017 amendment to such plan is not approved by the Company’s stockholders before November 13, 2018.

Adoption of ThermoGenesis Corp. 2017 Equity Incentive Plan

On December 29, 2017, the Board of Directors of ThermoGenesis Corp., a majority owned subsidiary of the Company (“ThermoGenesis”), adopted the ThermoGenesis Corp. 2017 Equity Incentive Plan (the “ThermoGenesis Plan”) and on the same day granted options to purchase an aggregate of 280,000 shares of ThermoGenesis common stock to employees, directors, consultants, and advisors of ThermoGenesis. The ThermoGenesis Plan was unanimously approved by the ThermoGenesis stockholders (including the Company) on December 29, 2017.

The ThermoGenesis Plan authorizes the issuance of up to 1,000,000 shares of ThermoGenesis common stock, all of which may be issued as incentive stock options under Section 422 of the Internal Revenue Code. The ThermoGenesis Plan will be administered by the Compensation Committee of the ThermoGenesis Board of Directors (the “ThermoGenesis Board”), except that if such a committee is not appointed, the plan will be administered by the ThermoGenesis Board. The Compensation Committee or ThermoGenesis Board, as the case may be, will have the authority to designate persons to receive awards under the ThermoGenesis Plan and determine the size and terms of such awards; interpret the ThermoGenesis Plan and any agreement covering any award under the ThermoGenesis Plan; make, change and rescind rules and regulations relating to the ThermoGenesis Plan; and make changes to, or reconcile any inconsistency in, any award or agreement covering an award. The ThermoGenesis Plan provides that no stock options or stock appreciation rights will be granted with an exercise or base price less than the fair market value per share of the ThermoGenesis common stock on the date of grant.

Unless earlier terminated by the ThermoGenesis Board, the ThermoGenesis Plan will terminate on the tenth anniversary of the effective date of the plan, provided that no such termination will affect awards that are then outstanding under the plan.

The ThermoGenesis Board also approved a form of stock option award agreement for use in making stock option awards under the ThermoGenesis Plan (the “ThermoGenesis Option Agreement”), which is attached as Exhibit 10.2 to this Form 8-K and is incorporated herein by this reference.

Except for the grants described below, ThermoGenesis and the Company cannot currently determine the benefits, if any, to be paid under the ThermoGenesis Plan in the future to the named executive officers of the Company. Such benefits will be determined by the ThermoGenesis Board or the ThermoGenesis Compensation Committee, as the case may be, from time to time.

The foregoing descriptions of the ThermoGenesis Plan and form of ThermoGenesis Option Agreement are qualified in their entirety by reference to the full text of such documents attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Initial Option Grants under ThermoGenesis Corp. 2017 Equity Incentive Plan

On December 29, 2017, the ThermoGenesis Board granted options to purchase an aggregate of 280,000 shares of ThermoGenesis common stock at an exercise price of $1.50 per share of ThermoGenesis common stock (subject to adjustment in accordance with the terms of the plan and the award agreement). Such grants included a grant of options to two named executive officers of the Company, Dr. Xu and Ms. Liu, each of whom was granted an option to purchase 30,000 shares of ThermoGenesis common stock. The options granted to Dr. Xu and Ms. Liu were approved by the Company’s Compensation Committee and will vest as to 20% of the option shares on December 29, 2018 and as to an additional 20% on December 31 of each of the four ensuing years thereafter until vested in full. The options will expire on the 10th anniversary of the grant date and be otherwise subject to the terms and conditions (including early termination provisions) of the ThermoGenesis Plan and the applicable option agreement.

* * *

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but rather reflect the Company’s current expectations concerning future events and results. Forward-looking statements based on the Company’s current assumptions, expectations and beliefs are generally identifiable by use of words “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” or similar expressions and involve significant risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by these statements. Such forward-looking statements, including those concerning the Company’s expectations, involve risks, uncertainties and other factors, some of which are beyond the Company’s control, which may cause the Company’s actual results, performance or achievements, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and factors include, but are not limited to, those risk factors discussed in Item 1A of the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) as well as other documents that may be filed by the Company from time to time with the SEC, which are available at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in this Form 8-K.

Item 9.01.       Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
10.1	ThermoGenesis Corp. 2017 Equity Incentive Plan.
10.2	Form of Stock Option Agreement under ThermoGenesis Corp. 2017 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CESCA THERAPEUTICS INC.

Dated: January 5, 2018	/s/ Vivian Liu
Vivian Liu, Chief Operating Officer